UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒   Filed by a Party other than the Registrant ☐

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☒	Definitive Proxy Statement

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Hemagen Diagnostics, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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HEMAGEN DIAGNOSTICS, INC.

9033 Red Branch Road

Columbia, Maryland 21045

Notice of Annual Meeting

and Proxy Statement

March 31, 2008

To our Shareholders:

Our Annual Meeting of Shareholders will be held at 12:00 p.m. on April 30, 2008 at Hemagen’s corporate office located at 9033 Red Branch Road, Columbia, MD 21045. After the meeting, there will be a brief tour of the facility which we hope you will find informative. We hope you will attend.

At the Annual Meeting you will be asked to elect one Director of Hemagen.

This booklet includes the formal notice of the meeting and the proxy statement. The proxy statement tells you more about the agenda and procedures for the meeting. It also describes how the Board operates and gives personal information about our directors.

We want your shares to be represented at the Annual Meeting. I urge you to complete, sign, date and return the enclosed proxy card promptly.

Sincerely,

/s/ William P. Hales

William P. Hales

Chairman of the Board of Directors,

President & CEO

HEMAGEN DIAGNOSTICS, INC.

9033 RED BRANCH ROAD

COLUMBIA, MARYLAND 21045

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Time:

12:00 p.m., Eastern Time

Date:

April 30, 2008

Place:

9033 Red Branch Road

Columbia, MD 21045

Purpose:

•	Elect one Director.

•	To act upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

Only shareholders of record on March 21, 2008 are entitled to vote at this meeting. The approximate mailing date of this Proxy Statement and accompanying Proxy Card is March 31, 2008.

Your vote is important. Please complete, sign, date, and return your proxy card promptly in the enclosed envelope.

/s/ William P. Hales

William P. Hales

Chairman of the Board of Directors,

President & CEO

GENERAL INFORMATION

Who may vote

Shareholders of Hemagen, as recorded in our stock register on March 21, 2008, may vote at the meeting. As of that date, Hemagen had 15,220,585 shares of Common Stock outstanding.

How to vote

You may vote in person at the meeting or by proxy. We recommend you vote by proxy even if you plan to attend the meeting. You can always change your vote at the meeting.

How proxies work

Hemagen’s Board of Directors is asking for your proxy. Giving us your proxy means that you are authorizing us to vote your shares at the meeting as you direct. You may vote for or withhold from voting for our Director candidate(s).

If you sign and return the enclosed proxy card without specifying how to vote, we will vote your shares in favor of our Director candidate(s).

If you hold shares through a stockbroker or other party, you may receive materials from them asking how you want them to vote your shares. You may receive more than one proxy card depending on how your shares are held. Shares registered in your name will be covered by one card.

If any other matters come before the meeting or any postponement or adjournment thereof, each proxy will be voted at the discretion of the individuals named as proxies on the card.

Revoking a Proxy

You may revoke a proxy before it is voted by submitting a new proxy with a later date, by voting in person at the meeting or by notifying Hemagen’s Acting Secretary in writing at the address under “Questions” on page 17.

Quorum

In order to carry on the business of the meeting, we must have a quorum. This means that at least a majority of the outstanding shares eligible to vote must be represented at the meeting, either by proxy or in person.

Votes needed

The Director candidate receiving the most votes will be elected to fill the seat on the Board. Only votes for or against a proposal count. Abstentions and broker non-votes count for quorum purposes but not for voting purposes. Broker non-votes occur when a broker returns a proxy card but does not have authority to vote on a particular proposal.

ELECTION OF DIRECTORS

(Item 1 on the Proxy Card)

The Board of Directors has nominated and recommends that you vote FOR the election of William P. Hales as Director of the Company.

The Board of Directors oversees the management of Hemagen on your behalf. The Board reviews Hemagen’s long-term strategic plans and exercises direct decision-making authority in key areas, such as choosing the executive officers, setting the scope of their authority to manage Hemagen’s business day to day, and evaluating management’s performance.

Hemagen’s Bylaws provide that the Board of Directors consists of three classes of Directors. Each class is elected for a three-year term with one class being elected each year.

The Board has nominated for election for a term expiring at the Annual Meeting in 2011, William P. Hales. The terms of Dr. Alan S. Cohen and Richard Edwards expire in 2009. The term of Edward Lutz expires in 2010. The election of Directors is determined by a plurality of votes cast.

Cumulative voting is not provided for in the election of Directors of Hemagen.

If a Director nominee becomes unavailable before the election, your proxy card authorizes us to vote for a replacement nominee if the Board names one.

Hemagen’s Directors are:

Dr. Alan S. Cohen Director since 1993 Term expires 2009 Age: 81

Dr. Cohen has served as a Director of Hemagen since its inception. Dr. Cohen has been a Professor of Medicine at Boston University School of Medicine since 1968 and a Professor of Pharmacology since 1974. He is currently Distinguished Professor of Medicine (E). Dr. Cohen is Editor-in-Chief of AMYLOID. The Journal of Protein Folding Disorders. Dr. Cohen served as the Director of the Arthritis Center of Boston University from 1976 to 1994. From 1973 to 1992, Dr. Cohen served as Chief of Medicine of Boston City Hospital. Dr. Cohen is a past president of the American College of Rheumatology. Dr. Cohen received his Bachelor of Arts degree from Harvard College and his M.D. degree from the Boston University School of Medicine.

Richard W. Edwards Director since 2003 Term expires 2009 Age: 48

Mr. Edwards has served as the Chief Financial Officer of TrustAtlantic Financial Corporation since 2006. Prior to joining TrustAtlantic, he served as Chief Financial Officer of Square 1 Financial Inc., a privately held bank holding company, from August 2005 to September 2006. Prior to joining Square 1 Financial, he served as Chief Financial Officer of Capital Bank Corporation, a publicly traded bank holding company, from April 2004 to August 2005. He served as Senior Vice President and the Chief Accounting Officer of National Commerce Financial Corporation, a NYSE traded bank holding company, from July 2002 to April 2004. From January 2001 to July 2002, Mr. Edwards was the Chief Financial Officer of New South Bancshares, Inc. He spent eight years in various senior financial roles with Bank of America prior to January 2001 and eight years in public accounting with Ernst & Young prior to that. Mr. Edwards earned a B.S. degree in accounting from the University of Illinois and is a member of the AICPA.

William P. Hales Director since 1999 Term expires 2008 Age: 45

William P. Hales has been a Director of Hemagen and its President since October 1, 1999 and its Chairman of the Board of Directors since February 2004. Mr. Hales has served as Hemagen’s CEO since 2002. From 1997 to January 2001, Mr. Hales was an Investment Banker and Advisor with Jesup & Lamont Securities Corporation, an investment banking and brokerage firm. Prior to that, Mr. Hales spent six years in public accounting with Ernst & Young and Coopers & Lybrand advising clients on both audit and management consulting engagements.

Edward T. Lutz Director since 2004 Term expires 2010 Age: 61

Mr. Lutz has been the President & CEO of Lutz Advisors, Inc. since 2001. Prior to that Mr. Lutz served Tucker Anthony Sutro Capital Markets within the Investment Banking Group focusing on the bank and thrift industry. He has over thirty-five years experience in bank regulation, mergers and acquisitions of troubled financial institutions, strategic planning and structuring financial transactions. Over the last 13 years he has specialized in investment banking and consulting to bank and thrift institutions. Mr. Lutz was a member of the board of directors of Union State Bank (NYSE) and U.S.B Holding Co., Inc. (NYSE) Mr. Lutz was the Chairman of the Audit Committee of Union State Bank. Mr. Lutz earned his B.A. in Economics from Hofstra University and his M.B.A in Finance from American University.

Principal Accounting Firm Fees:

Hemagen’s independent registered public accountants are Stegman and Company. Stegman and Company has served in that capacity beginning with fiscal year 2007.

Representatives of Stegman and Company are expected to be present at the Annual Meeting and will be given an opportunity to make a statement, if they so desire, and to respond to appropriate questions that may be asked by shareholders.

Aggregate fees billed to Hemagen in fiscal 2007 and 2006 by its principal accounting firm, Stegman and Company and previous auditors, Grant Thornton LLP were:

	2007		2006
Audit fees and SAS 100 quarterly review related fees	$143,600		$98,300
Audit related fees	$0		$0
Fees related to tax services	$13,075	(a)	$13,075	(a)
All other fees	$0		$0

	$156,675		$93,040

(a)	The Audit Committee believes the provision of these services is compatible with maintaining the principal accountant’s independence.

Audit Fees. Audit services of Grant Thornton LLP for fiscal 2006 and audit services of Stegman and Company for fiscal 2007 consisted of examination of the consolidated financial statements of the Company, quarterly reviews of the financial statements and services related to the filings made with the Securities and Exchange Commission.

Fees Related to Tax Services. Tax fees included charges primarily related to the preparation of federal and state tax returns.

All Other Fees. There were no fees billed by Stegman and Company or Grant Thornton LLP for services other than as described under “Audit Fees” and “Tax Fees” for the 2006 and 2007 fiscal years.

All of the services described above were approved by the Audit Committee. The Audit Committee has not adopted formal pre-approval policies, but has the sole authority to engage the Company’s outside auditing and tax preparation firms and must approve all tax consulting and auditing arrangements with the independent accounting firm prior to the performance of any services. Approval for such services is evaluated during the Audit Committee meetings and must be documented by signature of an Audit Committee member on the engagement letter of the independent accounting firm.

On September 13, 2007, the Audit Committee of the Board of Directors dismissed Grant Thornton LLP as its independent registered public accounting firm. On that same date, the Audit Committee engaged Stegman and Company (the “New Auditor”) as its independent registered public accounting firm effective September 13, 2007.

Grant Thornton’s report on the Registrant’s financial statement for each of the last two fiscal years did not contain an adverse opinion or a disclaimer of opinion, nor was it a qualified or modified as to uncertainty, audit scope, or accounting principles. During the Registrant’s two most recent fiscal years and the subsequent interim period proceeding the dismissal of Grant Thornton, there were not disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Grant Thornton, would have caused it to make a reference to the subject matter in connection with its report. During the Registrant’s two most recent fiscal years and the subsequent interim period proceeding Grant Thornton’s dismissal, there have been no reportable events (as defined in Regulation S-B Item 304(a)(1)).

During the two most recent fiscal years and the interim period prior to engaging the New Auditor, neither the Registrant nor anyone on its behalf consulted the New Auditor regarding (i) either: the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant’s financial statements , and no written report or oral advise was provided to the Registrant that the New Auditor concluded was an important factor considered by the Registrant in reaching a decision as an accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement or a reportable event (as defined in Regulation S-B Item 301 (a)(1).

The Registrant requested that Grant Thornton furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of such letter, dated September 18, 2007 is filed as Exhibit 16 to the Form 8-K filed on September 20, 2007.

BOARD AND COMMITTEE INFORMATION

Board of Directors:

Hemagen Diagnostics, Inc. is an unlisted company and a small business issuer under the rules and regulations of the SEC. Edward T. Lutz, Dr. Alan S. Cohen and Richard W. Edwards, who comprise a majority of the Board of Directors are “independent” directors as independence is defined by the applicable rules of the SEC and the Nasdaq Stock Market.

The Board of Directors met 6 times in fiscal 2007. Of these 6 meetings, 1 meeting was held at the Company’s offices in Columbia, Maryland. The other meetings were held via telephone conference. The Audit Committee met separately. Dr. Cohen attended all meetings of the Board of Directors and all committee meetings of which he is a member, all by telephone. All other Directors attended all meetings of the Board of Directors and the Committees of which they are members. No Director attended (whether in person, telephonically, or by written consent) less than 75% of all meetings held during the period of time he served as Director during the 2007 Fiscal Year.

All Directors attended the Annual Shareholders’ meeting held on April 24, 2007 by telephone. The Company expects all directors to attend shareholders’ meetings. Shareholders may communicate with the full Board or individual directors on matters concerning Hemagen by mail to the attention of the Secretary.

The Board of Directors adopted a Code of Ethics Policy which was filed with Hemagen’s Form 10-KSB for the fiscal year ended September 30, 2003 and is also available upon request to the Secretary.

Committees:

The Board appoints committees to help carry out its duties. In particular, Board committees work on key issues in greater detail than would be possible at full Board meetings. Each committee reviews the results of its meetings with the full Board.

The Audit Committee was established by the Board and is responsible for assisting the Board of Directors in its general oversight of Hemagen’s financial reporting, internal controls and audit function. It is also responsible for the appointment of independent accountants and reviews the relationship between Hemagen and its outside accountants. The Board of Directors has also determined that Mr. Edwards qualifies as an audit committee financial expert as defined in regulations adopted by the Securities and Exchange Commission.

Meetings last year: 4

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board of Directors is composed of Richard W. Edwards (Chairman), Edward T. Lutz, and William P. Hales. Mr. Edwards and Mr. Lutz meet standards for independence provided under the Sarbanes-Oxley Act of 2002. All members meet standards of financial literacy.

In June 2000, the Board of Directors adopted the Audit Committee Charter, which was attached to the 2006 Proxy Statement as Appendix I, but which is not at this time available on our website. The Charter outlines the activities and responsibilities of the Committee.

The Committee has obtained from the independent auditors the written disclosures and the letter required by Independence Standards Board Standard No. 1, and has discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors’ independence.

In discharging its oversight responsibility as to the audit process, the Committee reviewed and discussed with management Hemagen’s audited financial statements included in Hemagen’s Annual Report on Form 10-KSB for the year ended September 30, 2007. In addition, the Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards (SAS) No. 61.

Based on the foregoing review and discussion, the Committee recommended to the Board of Directors that those audited financial statements be included in Hemagen’s Annual Report on Form 10-KSB for filing with the SEC.

Respectfully submitted,

The Audit Committee

Richard W. Edwards, Audit Committee Chairman

Edward T. Lutz

William P. Hales

The Compensation Committee is responsible for establishing compensation for management and administering certain of Hemagen’s plans. The Compensation Committee does not have a charter. In performing its duties, the Committee may delegate authority for day-to-day administration and interpretation of the plans, including selection of participants, determination of award levels within plan parameters, and approval of award documents, to officers of the Company. However, the Committee may not delegate any authority under those plans for matters affecting the compensation and benefits of the executive officers. The Compensation Committee of the Board of Directors is composed of Dr. Alan S. Cohen (Chairman), Richard W. Edwards and William P. Hales and Edward T. Lutz.

The Compensation Committee of the Board of Directors did not hold any meetings during Fiscal 2007.

The Nominating Committee is responsible for reviewing potential new candidates for the Board. The Nominating Committee does not have a charter and does not have a written policy with regard to the consideration of candidates recommended by shareholders. In practice, the committee evaluates and considers all candidates recommended by the directors, officers and shareholders. In nominating directors, the Nominating Committee takes into account, among other factors which it may deem appropriate, the judgments, skill, diversity, business experience of the candidate, and the needs of the Board as its function relates to the business of the Company. The Committee considers candidates for nomination from a variety of sources, including recommendations of shareholders. Shareholders desiring to submit recommendations for nominations by the Committee should direct them to the Chairman in care of the Company at its address shown on the cover page of this proxy statement. The Nominating Committee of the Board of Directors is composed of William P. Hales (Chairman), Dr. Alan S. Cohen, Richard W. Edwards and Edward T. Lutz. Dr. Alan S. Cohen, Richard W. Edwards and Edward T. Lutz meet standards for independence as defined by the Nasdaq Stock Market.

DIRECTOR COMPENSATION

Non-employee Directors are paid $3,500 per quarter. Such compensation is paid as follows: $2,000 of the compensation per quarter is invested in Hemagen’s common stock in open market purchases under a Rule 10b5-1 Stock Purchase Plan. The remaining $1,500 per quarter is paid in cash. Non-Employee Directors of the Company are granted an option to purchase 10,000 shares of the Company’s common stock at the election of their three-year term. In addition, Non-Employee Directors that serve on a committee or committees of the Board of Directors are granted an option to purchase 5,000 shares of the Company’s common stock at the annual appointment of their position.

Prior to fiscal year 2006, the options awarded to Director’s were issued pursuant to the 2000

Directors’ Stock Option Plan. Options previously awarded under the 2000 Directors’ Stock Option Plan had an exercise price equal to the fair market value of the underlying shares on the date of the grant, and expire ten years from the date of the grant. In fiscal year 2007, the stockholders approved the 2007 Stock Incentive Plan, which authorizes the issuance of option awards to Directors; however, no options were awarded to Directors pursuant to this plan during fiscal year 2007. Consequently, options that would have been awarded in fiscal 2005 and fiscal 2006 to each Director but for the expiration of the Director’s Stock Option Plan and options that are authorized to be awarded to each Director in 2007 pursuant to the 2007 Stock Incentive Plan will instead accrue to fiscal year 2008 and be awarded to the Directors.

Name (a)	Fees Earned or Paid In Cash ($) (b)	Stock Awards ($) (c)	Option Awards ($) (d)	Non-Equity Incentive Plan Compensation ($) (e)	Nonqualified Deferred Compensation Earnings ($) (f)	All Other Compensation ($) (g)	Total ($) (h)
Alan S. Cohen Richard W. Edwards Edward T. Lutz	6,000 6,000 6,000	4,000 4,000 4,000	— — —	— — —	— — —	— — —	10,000 10,000 10,000

EQUITY COMPENSATION PLAN INFORMATION

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights		Weighted-average exercise price of outstanding options, warrants, and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	2,289,514	(1)	$1.11	2,032,500	(2)
Equity compensation plans not approved by security holders	—		—	—
Total	2,289,514	(1)	$1.11	2,032,500	(2)

(1)

Amount includes 1,732,014 options for the purchase of common stock approved by the shareholders in conjunction with the consent solicitation which resulted in the replacement of certain former members of the Company’s senior management and Board of Directors on September 30, 1999, 467,500 options for the purchase of common stock pursuant to the Company’s 2001 Stock Option Plan approved by the shareholders on February 27, 2001 and 90,000 options for the purchase of common stock pursuant to the Company’s 2000 Directors Stock Option Plan approved by the shareholders on April 25, 2000 that have been issued as of September 30, 2007.

(2)

Amount represents options for the purchase of common stock approved by the shareholders pursuant to the Company’s 2001 Stock Option Plan and the 2007 Stock Option plan that have not been issued as of September 30, 2007

PRINCIPAL SHAREHOLDERS

The following are the only shareholders known by Hemagen to beneficially own more than 5% of its outstanding Common Stock as of March 1, 2008:

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
William P. Hales 9033 Red Branch Road Columbia, MD 21045	3,705,198	(1)	20.7%

Jonathan E. Rothschild 1061-B Shary Circle Concord, CA 94518	1,133,021	(2)	7.4%

(1)	Share holdings above include: 1,880,148 options exercisable within 60 days and senior subordinated secured convertible notes convertible into 691,600 shares within 60 days.
(2)	Information based upon a Schedule 13G filed by Mr. Rothschild on January 20, 2005.

DIRECTORS AND EXECUTIVE OFFICERS

This table lists the Common Stock owned on January 31, 2008 by Hemagen’s Executive Officers, Directors and nominee:

		Common Stock Beneficially Owned
Name	Position	Amount		Percentage
William P. Hales Age: 45	Director, President and Chief Executive Officer	3,705,198	(1)	20.7%

Dr. Alan S. Cohen Age: 81	Director	301,528	(2)	1.7%

Richard W. Edwards Age: 48	Director	122,167	(3)	0.7%

Edward T. Lutz Age: 61	Director	121,888	(4)	0.7%

Catherine M. Davidson Age: 42	Controller, Principal Financial and Accounting Officer	0	(5)	0.0%

All Directors and Executive Officers as a Group (5 Persons)		4,250,781		23.8%

(1)	See Mr. Hales’ beneficial ownership disclosure in the table titled “Principal Shareholders” of this proxy statement.
(2)	Includes options to purchase 35,000 shares exercisable within 60 days.
(3)

Amounts include 4,500 shares held jointly with spouse, 3,100 owned by a family member which Mr. Edwards has joint investment authority and 75,408 shares held directly. Includes options to purchase 20,000 shares exercisable within 60 days.

(4)	Includes options to purchase 15,000 shares exercisable within 60 days.
(5)

Mrs. Davidson was appointed Controller of Hemagen in April 2007. Prior to her appointment, Mrs. Davidson served as CFO of Pepco Building Services, Inc. Mrs. Davidson’s share ownership includes an unvested option to purchase 45,000 shares, which is not exercisable within 60 days.

SUMMARY COMPENSATION TABLE

The following sets forth compensation paid, earned or awarded to the CEO and the other most highly paid executive officers during the last two fiscal years ended September 30:

Name and Principal Position (a)	Year (b)	Salary ($) (c)		Bonus ($) (d)	Stock Awards ($) (e)	Option Awards ($) (f)	Non-Equity Incentive Plan Compensation ($) (g)	Nonqualified Deferred Compensation Earnings ($) (h)	All Other Compensation ($) (i)		Total ($) (j)
William P. Hales	2007 2006	172,500 172,500		— —	— —	— 42,157	— —	— —	41,124 41,184	(1) (2)	213,624 255,841

Catherine M. Davidson	2007	50,570	(3)	—	—	5,218	—	—	—		55,788

(1)	Represents $26,760 in provision for the use of a company apartment, and $8,364 for a leased car and $6,000 estimated for the Company’s contributions in the Employee Stock Ownership Plan.
(2)	Represents $26,760 in provision for the use of a company apartment, and $8,364 for a leased car and $6,060 for the Company’s contributions in the Employee Stock Ownership Plan.
(3)	Represents salary paid for fiscal 2007. Mrs. Davidson started with the company in April 2007. Mrs. Davidson’s annual salary is $115,000.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

Option Awards						Stock Awards
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Equity Incentive Plan Awards Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested (#) (g)	Market Value of Shares or Units of Stock That Have Not Vested ($) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (j)
William P. Hales	1,630,148 250,000	— —	— —	1.36 .20	09/30/2009 10/25/2015	— —	— —	— —	— —
Catherine M. Davidson	—	35,000	—	.22	04/23/2012	—	—	—	—

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16 of the Securities Exchange Act of 1934 requires Hemagen’s Executive Officers, Directors and persons who own more than 10% of a registered class of Hemagen’s equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based on a review of reports received by it, and upon written representations from the reporting persons, Hemagen believes that during the last fiscal year, all of its Executive Officers, Directors and 5% shareholders complied with Section 16 reporting.

SHAREHOLDER PROPOSALS FOR NEXT YEAR

The deadline for shareholder proposals to be included in the Proxy Statement for the 2009 Annual Shareholders’ Meeting is September 26, 2008. Such proposals should be delivered to the Company at 9033 Red Branch Road, Columbia, Maryland 21045, Attn: Corporate Secretary.

The form of Proxy for this meeting grants authority to the designated proxies to vote in their discretion on any matters that come before the meeting except those set forth in the Company’s Proxy Statement and except for matters as to which adequate notice is received. In order for a notice to be deemed adequate for the 2009 Annual Shareholders’ Meeting, it must be received prior to December 5, 2008. If there is a change in the anticipated date of next year’s annual meeting or these deadlines by more than 30 days, we will notify you of this change through our Form 10-Q filings.

OTHER MATTERS

The Board of Directors knows of no other matters to be presented for shareholder action at the Annual Meeting. However, if other matters do properly come before the Annual Meeting or any adjournment or postponement thereof, the Board of Directors intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.

COMMUNICATIONS WITH DIRECTORS

Shareholders can send written communications to the Board as a group. Such communications must be clearly addressed either to the Board of Directors or any or all of the Non-employee Directors, and sent to the Secretary at the following address, who will forward any communications so received: Hemagen Diagnostics, Inc., 9033 Red Branch Road, Columbia, Maryland 21045.

QUESTIONS

If you have questions or need more information about the Annual Meeting, call us at (443) 367-5500 or write to: Hemagen Diagnostics, Inc., 9033 Red Branch Road, Columbia, Maryland 21045.

By Order of the Board of Directors,

/s/ William P. Hales

William P. Hales

Chairman of the Board of Directors, President/CEO

YOUR VOTE IS IMPORTANT

Regardless of whether you plan to attend the Annual Meeting of Shareholders, you can be sure your shares are represented at the meeting by promptly returning your proxy in the enclosed envelope.

À FOLD AND DETACH HERE AND READ THE REVERSE SIDE. À

PROXY	Please mark your vote like this	☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSAL:

	For the Nominee listed to the left	WITHHOLD AUTHORITY to vote (except as marked to the contrary the nominee listed to the left)
1. Authority to elect as Director the following nominee:	☐	☐

William P. Hales

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE SAME MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS.

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Signature Signature Date , 2008
Important: Please sign exactly as name appears hereon indicating, where proper, official position or representative capacity. (in the case of joint holders, all should sign)

À  FOLD AND DETACH HERE AND READ THE REVERSE SIDE.  À

Proxy / Voting Instruction Form

Hemagen Diagnostics, Inc.

PROXY FOR ANNUAL MEETING

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints WILLIAM P. HALES, proxy of the undersigned, with the power of substitution, to vote all shares of Common Stock which the undersigned would be entitled to vote on the matters specified below and in their discretion with respect to such other business as may properly come before the Annual Meeting of Shareholders of Hemagen Diagnostics, Inc. to be held at 12:00 p.m. on April 30, 2008 at 9033 Red Branch Road, Columbia, Maryland 21045 or any postponement or adjournment of such Annual Meeting.

(Continued, and to be marked, dated and signed, on the other side)